SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   May 17, 2002

                        Commission File Number: 0-26067


                          EAGLES NEST MINING COMPANY
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                            87-0571300
     -------------------------------      ---------------------------------
     State or other jurisdiction of         (IRS Employer Identification
     incorporation or organization)                     No.)



      253 Ontario #1, P.O. Box 3303,
            Park City, Utah                             84060
     -------------------------------      ---------------------------------
     (Address of Principal Executive                  (Zip Code)
                 Offices)


               Registrant's Telephone Number, including Area Code:
                                (435) 649-5060
                            ------------------------



                                    N/A
     ----------------------------------------------------------------------
       (Former name, former address, and formal fiscal year, if changed since last report)

                                           TABLE OF CONTENTS

                                                                    PAGE


ITEM 5                                                                2

EXHIBIT INDEX                                                         2

SIGNATURES                                                            2

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ITEM 5  Change of Name

Management reports that the name of the company has been changed from Eagles Nest Mining Company to Nanoscience Technologies, Inc. Written Consent of a Majority of the Shareholders of Eagles Nest Mining Company and Certificate of Amendment filed with Secretary of State of Nevada attached hereto as exhibits
99.1 and 99.2.



EXHIBITS
                                                                PAGE
    99.1  Written Consent of a Majority of the Shareholders       3

    99.2  Certificate of Amendment                                4




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  June 19, 2002                Eagles Nest Mining Company



                             By  /s/ J. Rockwell Smith
                               -------------------------
                                 J. Rockwell Smith
                                 President

EX-99.1



EX-99.1
               WRITTEN CONSENT OF A MAJORITY OF THE SHAREHOLDERS

                                    OF

                          EAGLES NEST MINING COMPANY
-----------------------------------------------------------------------------
     In lieu of a special meeting of the shareholders of Eagles Nest Mining Company (the "Corporation"), the undersigned, being a majority of the shareholders of the Corporation, hereby consent and adopt the following resolutions by written consent pursuant to Section 78.320 of the Nevada Revised Statutes and the actions hereinafter set forth shall be, and hereby are, taken by the shareholders of the Corporation as of the date hereof:

Change of Name

     WHEREAS, that the Board of Directors of the Corporation determines that it is advisable to change the name of the Corporation from Eagles Nest Mining Company to Nanoscience Technologies, Inc.


     NOW THEREFORE BE IT

     RESOLVED, that the Corporation shall effectuate a change of name from Eagles Nest Mining Company to Nanoscience Technologies, Inc.


     FURTHER RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized, empowered, and directed, for and on behalf of the Corporation, to execute the Certificate, substantially in the form attached hereto as Exhibit A, evidencing and effectuating the foregoing name change and that, the appropriate officers of the Corporation are, and each hereby is authorized and directed to file such Certificate with the Secretary of State of the State of Nevada and take such other actions as are necessary to effectuate such filing.


Fees and Expenses

     RESOLVED, that the Corporation hereby authorizes the payment of all necessary and reasonable fees and expenses incurred in connection with the above transactions including, without limitation, all fees and expenses of the Corporation's attorneys; and that the appropriate officers of the Corporation are authorized, in the name and on behalf of the Corporation, to make all such payments and all other payments as they, or any of them, shall determine to be necessary and appropriate in connection with the above transactions, such payment to be conclusive evidence of their determination, to the extent any such payments have been made to date, such payments are hereby ratified, approved and confirmed in all respects.


General Resolutions

     RESOLVED, that the appropriate officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to do any and all acts and things, to execute, deliver and file, or cause to be filed, and all certificates, instruments, documents and papers, to incur and pay all such fees and expenses and to engage such persons as the officer or officers shall deem necessary, appropriate, advisable, convenient or proper to carry out fully the intent and purposes of the foregoing resolutions. The performance of any such act or thing and the execution of any such certificate, instrument, document or paper by such officer or officers pursuant to these resolutions shall be conclusive evidence that the same have been authorized and approved by the Corporation in every respect; and


Appointment of Appropriate Officers

     RESOLVED, that for the purposes of each of the above and foregoing resolutions, the term "appropriate officers of the Corporation" shall include any director, the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, the Vice-President, the Secretary, the Assistant Secretary, the Treasurer and the Assistant Treasurer of the Corporation.


IN WITNESS WHEREOF, the undersigned has duly executed this Written Consent as of May 17, 2002.


1.
  /s/ J. Rockwell Smith         12,500,000
     -------------------        -----------
  Signature of Stockholder      Number of Shares

  J. Rockwell Smith
------------------------
  Name (Print)


2.
  /s/Jim Ruzicka                   625,000
     -------------------        -----------
  Signature of Stockholder      Number of Shares

  Jim Ruzicka
-------------------------
  Name (Print)



            13,125,750               75.3%
     ----------------------         -------
     TOTAL NUMBER OF SHARES



At the date hereof - Eagles Nest Mining Company has 17,408,750 shares of common stock issued and outstanding.



EX 99.2

                 CERTIFICATE
              PURSUANT TO 78.320                      FILED No. C24086-01
                                                          MAY 23, 2002
                                                     IN THE OFFICE OF THE
                                                          Dean Heller
                                               DEAN HELLER, SECRETARY OF STATE

May 17, 2002

The Secretary of State
State of Nevada


Dear Sir or Madam:

     I, J. Rockwell Smith, President of Eagles Nest Mining Company (the "Corporation"), acknowledge that a majority of the shareholders of the Corporation, hereby adopt the following resolution by written consent. This change is adopted without a meeting of the stockholders pursuant to Section
78.320 of the Nevada Revised Statutes and is effective upon filing of this certificate.


NOW THEREFORE BE IT

     RESOLVED, that the Corporation shall amend its Articles of Incorporation to effectuate a change of name from Eagles Nest Mining Company to Nanoscience Technologies, Inc.


     The original Articles were filed in the Office of the Secretary of State on July 31, 2001.

Article 1 is amended to read as follows:

1.  Name of Corporation: Nanoscience Technologies, Inc.



     The foregoing amendment was adopted by written consent of a majority of the shareholders.

     Total shares issued and outstanding:       17,408,750

     Shares voting for the resolution:          13,125,750        75.3%

     Shares voting against the resolution:               0



IN WITNESS WHEREOF, the undersigned have duly executed this Certificate as of the 17th day of May, 2002.


/s/J. Rockwell Smith               /s/Jim Ruzicka
------------------------           --------------------------
   J. Rockwell Smith                  Jim Ruzicka
   President/Director                 Secretary/Director